Exhibit 10.1

CITIUS PHARMACEUTICALS, INC.

UNSECURED PROMISSORY NOTE

$1,000,000.00	June 2, 2025

FOR VALUE RECEIVED, Citius Pharmaceuticals, Inc., a Nevada corporation (the “Company”), hereby promises to pay to the order of PAGODA RESOURCES, INC, a Pennsylvania corporation (“Lender”), at the address set forth in Section 11 below, the principal amount of One Million Dollars ($1,000,000.00), in lawful money of the United States of America, together with interest on the outstanding principal amount at the per annum rate provided below.

1.  Principal and Interest.

Payment of Principal and Interest. Interest shall accrue on the unpaid principal balance of this Unsecured Promissory Note (“Note”) from the date hereof until such principal amount is paid in full at a per annum rate equal to 15.00%, compounded monthly, or such lesser rate as shall be the maximum rate allowable under applicable law. Unless accelerated as provided herein, all unpaid principal and unpaid accrued interest on this Note shall be due and payable in full on December 2, 2025.

2.  Prepayment. The Company shall have the absolute right to prepay this Note in whole or in part at any time and from time to time, without prepayment penalty or premium. Any prepayment of this Note will be credited first against accrued interest, then principal.

3.  Personal Guaranty. In connection with the Company’s execution of this Note, Leonard Mazur (the “Guarantor”) shall execute and deliver to Lender an unconditional personal guaranty, in the form attached hereto as Exhibit A.

4.  Events of Default and Remedies. An event of default will exist if any of the following occurs and is continuing (each, an “Event of Default”):

(a)  the Company’s failure to pay any amount due and payable under this Note when due; or

(b)  the Company’s failure to observe or perform any of the non-payment obligations under this Note, provided that such failure has not been cured within thirty (30) days after receipt by the Company of written notice thereof from Lender; or

(c)  commencement by or against the Company of any proceeding, suit, or action for reorganization, dissolution, or liquidation which, if involuntarily filed against the Company, is not set aside within sixty (60) days from the filing thereof; or

(d)  filing by or against the Company of a petition under the United States Bankruptcy Code or any other insolvency act which, if involuntarily filed against the Company, is not set aside within sixty (60) days from the filing thereof; or

(e)  application for, or appointment of, a receiver of the Company or its properties, assignment by the Company for the benefit of its creditors, or issuance of a warrant of attachment against the property of the Company.

Upon the occurrence and during the continuation of an Event of Default, Lender may at any time declare the entire unpaid principal balance hereof and all accrued interest thereon to be immediately due and payable; provided, however, if an Event of Default occurs under clause (d) or (e) above, all amounts due under this Note shall automatically become immediately due and payable.

5.  Waivers. No failure or delay by Lender in exercising any right, power or remedy hereunder will operate as a waiver thereof or of any other right, power or remedy, nor will any single or partial exercise thereof of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver by Lender of any Event of Default will be deemed to be a waiver of any other then existing or subsequent Event of Default.

6.  Governing Law, Jurisdiction This Note shall be construed in accordance with the laws of the Commonwealth of Pennsylvania and the parties submit to the jurisdiction of the courts located in said state.

7.  Attorneys’ Fees. If the indebtedness represented by this Note or any part hereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after an Event of Default, the Company agrees to pay, in addition to the principal and any interest payable hereunder, reasonable attorneys’ fees based upon customary hourly rates and not as a percentage of the outstanding indebtedness, and reasonable costs incurred by Lender.

8.  Waiver of Notice, etc. All parties to this Note, including the Company and any sureties, endorsers or guarantors, hereby waive protest, presentment and notice of dishonor and agree to continue to remain bound for the payment of principal, interest and all other sums due under this Note notwithstanding any change or changes by way of any extension or extensions of time for the payment of amounts due hereunder; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice or consent of any of them.

9.  Severability. In the event any one or more of the provisions contained in this Note, or any other document or instrument executed in connection herewith shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Note, or any other such document or instrument, and this Note, and such other document or instrument shall be construed as if such invalid, illegal, or unenforceable provision had not been contained herein or therein. Notwithstanding anything contained herein to the contrary, in the event any one or more of the provisions contained in this Note, or any other document or instrument executed in connection herewith shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect and materially affect Company’s obligation to pay the indebtedness evidenced hereby or any security therefor, the Lender shall have the option to declare the entire outstanding principal balance hereof and all accrued but unpaid interest thereon to be immediately due and payable.

10.  Assignment. Neither this Note nor any of the rights, interest, or obligations hereunder shall be assigned by the Company without the prior written consent of Lender, and any purported assignment without such consent shall be void. The terms of this Note shall be binding upon the successors and permitted assigns of the Company and shall inure to the benefit of the successors and assigns of Lender.

11.  Notice. All communications or notices required or permitted by this Note shall be in writing and shall be deemed to have been given (a) on the date of personal delivery to the party as set forth below, or (b) if sent by electronic mail to the email address shown below, on the date of such confirmed electronic mail transmission, or (c) when properly deposited for delivery by nationally-recognized commercial overnight delivery service, prepaid, or by deposit in the United States mail, certified or registered mail, postage prepaid, return receipt requested, on the date that is two (2) days after the date set forth in the records of such delivery service or on the return receipt and addressed as follows, unless and until either of such parties notifies the other party in accordance with this section of a change of address or change of email address:

(a)	If to the Company, addressed to:

Citius Pharmaceuticals, Inc.

11 Commerce Drive, First Floor

Cranford, New Jersey 07016

Attention: Jamie Bartushak, Chief Financial Officer

Email: [●]

If notice is given to the Company, a copy (which shall not constitute notice) shall also be sent to:

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail, Suite 300

Raleigh, NC 27607

Attention: Alexander M. Donaldson and Lorna A. Knick

Email: [●] and [●]

(b)	If to the Lender, addressed to:

PAGODA RESOURCES, INC

Attn: Terry Liebel

[●]

126 Presidential Boulevard

Bala Cynwyd, PA 19004

[●]

If notice is given to the Lender, a copy (which shall not constitute notice) shall also be sent to:

Joseph A Caprara, Esq

73 Ivywood Lane

Radnor, PA, 19004

[●]

12.  Modification. This Note may not be changed, altered, modified or terminated orally, but only by an agreement or discharge in writing and signed by the Company and by Lender.

13.  THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF, OR OTHERWISE RELATING TO THE NOTE, THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED IN CONNECTION THEREWITH OR WITH THE NOTE.

14.  THE FOLLOWING SECTION SETS FORTH WARRANTS OF ATTORNEY FOR ANY ATTORNEY TO CONFESS JUDGMENTS AGAINST THE COMPANY. IN GRANTING THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENTS AGAINST THE COMPANY, THE COMPANY HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS SUCH COMPANY MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AND THE UNITED STATES OF AMERICA. WITHOUT LIMITATION OF THE FOREGOING, THE COMPANY HEREBY SPECIFICALLY WAIVES ALL RIGHTS COMPANY HAS OR MAY HAVE TO NOTICE AND AN OPPORTUNITY FOR A HEARING PRIOR TO EXECUTION UPON ANY JUDGMENT ENTERED AGAINST THE COMPANY PURSUANT TO THE TERMS HEREOF.

UPON THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER, THE COMPANY DOES HEREBY IRREVOCABLY AUTHORIZE AND EMPOWER ANY ATTORNEY OR THE PROTHONOTARY OF ANY COURT OF RECORD OF THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE TO APPEAR FOR SUCH COMPANY IN ANY SUCH COURT, AND WITH OR WITHOUT A COMPLAINT OR DECLARATION FILED, AND THEREIN TO ENTER AND CONFESS JUDGMENT AGAINST THE COMPANY IN FAVOR OF THE LENDER OR ITS SUCCESSORS AND ASSIGNS, FOR THE ENTIRE AMOUNT DUE TO THE LENDER UPON SUCH DEFAULT OR EVENT OF DEFAULT AS PROVIDED HEREIN, TOGETHER WITH COSTS OF SUIT AND REASONABLE ATTORNEY’S FEES FOR COLLECTION IN THE AMOUNT OF FIVE PERCENT (5%) OF THE ENTIRE AMOUNT DUE TO THE LENDER, ON WHICH JUDGMENT OR JUDGMENTS ONE OR MORE EXECUTIONS MAY ISSUE FORTHWITH; AND FOR SO DOING THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE AUTHORITY HEREIN GRANTED TO APPEAR, ENTER AND CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY ONE OR MORE EXERCISE THEREOF OR BY ANY DEFECTIVE EXERCISE THEREOF, BUT SHALL CONTINUE AND BE EXERCISABLE FROM TIME TO TIME UNTIL THE FULL PAYMENT OF ALL AMOUNTS DUE FROM THE COMPANY TO THE LENDER HEREUNDER IS MADE.

THE COMPANY ACKNOWLEDGES THAT IT HAD THE ASSISTANCE OF LEGAL COUNSEL IN THE REVIEW AND EXECUTION OF THIS GUARANTY AND FURTHER ACKNOWLEDGE THAT THE MEANING AND EFFECT OF THE FOREGOING PROVISIONS CONCERNING CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO THE COMPANY BY SUCH COUNSEL.

15.  The Company specifically represents it has full, complete and approved authority to execute this Note, and so doing will not violate any governing provisions of the Company or any other agreements, covenants or obligations to which it is subject.

16.  E-Sign. This Note may be executed in any number of counterparts and may be delivered via electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes, each of which shall be deemed an original, and all of which together shall constitute one instrument.

[Signature Follows on Next Page]

IN WITNESS WHEREOF, the Company has executed this Unsecured Promissory Note as of the date first above written.

COMPANY:

CITIUS PHARMACEUTICALS, INC.

By:
Name:
Title:

LENDER:

PAGODA RESOURCES, INC

By:
Name:
Title:

[Signature Page to Promissory Note]

Exhibit A

UNCONDITIONAL PERSONAL GUARANTY

1.  PAGODA RESOURCES, INC, a Pennsylvania corporation (“Lender”), has agreed to lend a total of One Million Dollars ($1,000,000.00) (the “Aggregate Principal”) to Citius Pharmaceuticals, Inc., a Nevada corporation (the “Company”) pursuant to that certain Unsecured Promissory Note dated _______ __, 2025, issued by the Company for the benefit of the Lender (the “Note”).

2.  As a condition to the Lender’s agreement to finance the Aggregate Principal pursuant to the Note, the undersigned guarantor (the “Guarantor”) hereby irrevocably, absolutely, personally and unconditionally guarantees the payment in full, as and when due, of one hundred percent (100%) of each of (a) the Aggregate Principal, (b) the accrued interest due and owed to the Lender pursuant to the Note, and (c) all fees, costs, expenses, or other monies (including reasonable attorneys’ fees) expended by the Lender to collect under the Note ((a), (b) and (c) are collectively referred to as the “Guaranteed Amount”) The Guarantor will also obtain economic benefit as a result of the Lender entering into the Note transaction with the Company.

3.  The execution and delivery of this Guaranty by the Guarantor has been in all respects authorized and approved by the Guarantor, and the Guarantor has full authority and power to execute this Guaranty.

4.  The Guarantor consents and agrees that the Lender may, at any time or from time to time, in the Lender’s sole discretion, in such manner and upon such terms as it may deem fit, subject in all cases to the terms of the Note, without releasing, impairing or affecting to any extent the liability of the Guarantor hereunder, who agrees to be and remain bound upon this Guaranty: (a) renew, compromise, extend, or waive the time of payment and/or the manner, place or terms of payment as provided in the Note; (b) release, surrender, exchange, settle or compromise, with the Company and/or any other person or persons liable thereon, all or any part of the Company’s obligations; (c) in the event the Company’s defaults in the payment of any of the Company’s obligations, exercise all rights and remedies of a creditor provided under the laws by which this Guaranty is governed. The Guarantor acknowledges and agrees that the exercise of any of the foregoing rights shall not release the Guarantor from his liability to pay any deficiency remaining unpaid after such application.

5.  Until such time as the Note is repaid in full, with respect to any claim arising out of or related to this Guaranty, the Guarantor irrevocably waives, to the fullest extent possible, all rights, actions, causes of action and claims of every kind and nature whatsoever against the Company, including, but not limited to, all rights to be or become a creditor of the Company. The Guarantor releases the Company from all claims that may now or in the future exist or arise in favor of the Guarantor based on any theory of law or equity or any statutory or common law principle, including, but not limited to, theories or laws based upon principles of indemnity, reimbursement, contribution, subrogation and subordination. The Guarantor further irrevocably waives all other rights of recourse against the Company that may otherwise exist by virtue of this Guaranty.

6.  In order to induce the Lender to make the Note to the Company, the Guarantor hereby represents, warrants and covenants as follows:

a.	The Guarantor has the capacity to enter into this Guaranty.

b.	The execution and delivery of, and the performance by the Guarantor of, the Guarantor’s obligations under this Guaranty do not (i) violate any provision of any applicable law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to the Guarantor, or (ii) violate or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, agreement or other instrument to which such Guarantor is a party, or by which such Guarantor or any of his property is bound.

c.	This Guaranty has been duly executed by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantors in accordance with its terms.

d.	No authorization, consent, approval, license or formal exemption from, nor any filing, declaration or registration with, any federal, state, local or foreign court, governmental agency or regulatory authority is required in connection with the making and performance by the Guarantor of this Guaranty excepting those already obtained.

e.	There are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor or any of such Guarantor’s properties by or before any court or any federal, state, local, foreign or other governmental agency or regulatory authority which, in the reasonable judgment of the Guarantor, could have a materially adverse effect on the business, assets of financial or other condition of the Guarantor or could materially impair the ability of the Guarantor to perform such Guarantor’s obligations under this Guaranty.

f.	Each of the foregoing representations, warranties and covenants shall be deemed remade on the date of the disbursement of proceeds of the Note or, if a particular representation, warranty or covenant cannot be remade on such date, the Guarantor shall, prior thereto, provide a full explanation, in writing, of why such representation, warranty or covenant cannot be remade at that time. The Guarantor absolutely, unconditionally and irrevocably agrees to indemnify and hold the Lender free and harmless from and against all loss, cost, damage, and expense, including reasonable documented attorneys’ fees and costs, which the Lender may sustain by reason of the inaccuracy or material breach of any of the foregoing representations, warranties or covenants.

7.  Guarantor, on behalf of himself, agrees that this personal guaranty (a) constitutes a guarantee of payment; (b) constitutes the primary, direct obligation of such Guarantor; (c) may be enforced by the Lender without first making any effort to enforce or collect the debt guaranteed hereby against the Company and without first filing suit or proceeding to obtain or assert a claim for personal judgment against the Company; and (d) may be enforced by the Lender without first having recourse to the Guaranteed Amount; provided, however, that nothing herein will prevent the Lender from suing on the Guaranteed Amount with or without making Guarantor a party to the suit.

8.  This guaranty is a continuing guaranty of the obligations owing by the Company to the Lender, independent of and in addition to any other agreement held by the Lender for the Guaranteed Amount or any part thereof, whether executed or granted by Guarantor or otherwise. The liability of Guarantor hereunder will be absolute and unconditional irrespective of, and Guarantor waives any defense which may otherwise arise as a result of, any of the following: (i) any lack of validity or enforceability of the Guaranteed Amount or any other document, agreement, or writing creating or evidencing any of the Guaranteed Amount; or (ii) any event or circumstance which otherwise might operate under applicable law to discharge the liability of such Guarantor or might otherwise constitute or give rise to a defense available to the Company or such Guarantor of any of the Guaranteed Amount.

9.  This guaranty will continue to be effective or will be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Amount is rescinded, voided, or rendered void or voidable as a preferential transfer, impermissible set-off, or fraudulent conveyance or must otherwise be returned or disgorged by the Lender as if such rescinded, avoided, voided, or voidable payment had not been made.

10.  This Guaranty shall be construed in accordance with the laws of the Commonwealth of Pennsylvania and the parties submit to the jurisdiction of the courts located in said state.

11.  EACH OF THE GUARANTOR AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF, OR OTHERWISE RELATING TO THE NOTE, THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT NOW OR HEREAFTER EXECUTED IN CONNECTION THEREWITH OR WITH THE NOTE.

12.  THE FOLLOWING SECTION SETS FORTH WARRANTS OF ATTORNEY FOR ANY ATTORNEY TO CONFESS JUDGMENTS AGAINST THE GUARANTOR. IN GRANTING THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENTS AGAINST THE GUARANTOR, THE GUARANTOR HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, AND UNCONDITIONALLY WAIVE ANY AND ALL RIGHTS SUCH GUARANTOR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AND THE UNITED STATES OF AMERICA. WITHOUT LIMITATION OF THE FOREGOING, THE GUARANTOR HEREBY SPECIFICALLY WAIVES ALL RIGHTS THE GUARANTOR HAS OR MAY HAVE TO NOTICE AND AN OPPORTUNITY FOR A HEARING PRIOR TO EXECUTION UPON ANY JUDGMENT ENTERED AGAINST GUARANTOR PURSUANT TO THE TERMS HEREOF.

UPON THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER OR UNDER THE NOTE, THE GUARANTOR DOES HEREBY IRREVOCABLY AUTHORIZE AND EMPOWER ANY ATTORNEY OR THE PROTHONOTARY OF ANY COURT OF RECORD OF THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE TO APPEAR FOR SUCH GUARANTOR IN ANY SUCH COURT, AND WITH OR WITHOUT A COMPLAINT OR DECLARATION FILED, AND THEREIN TO ENTER AND CONFESS JUDGMENT AGAINST THE GUARANTOR IN FAVOR OF THE LENDER OR ITS SUCCESSORS AND ASSIGNS, FOR THE ENTIRE AMOUNT DUE TO THE LENDER UPON SUCH DEFAULT OR EVENT OF DEFAULT AS PROVIDED HEREIN, TOGETHER WITH COSTS OF SUIT AND REASONABLE ATTORNEY’S FEES FOR COLLECTION IN THE AMOUNT OF FIVE PERCENT (5%) OF THE ENTIRE AMOUNT DUE TO THE LENDER, ON WHICH JUDGMENT OR JUDGMENTS ONE OR MORE EXECUTIONS MAY ISSUE FORTHWITH; AND FOR SO DOING THIS GUARANTY OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE AUTHORITY HEREIN GRANTED TO APPEAR, ENTER AND CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY ONE OR MORE EXERCISE THEREOF OR BY ANY DEFECTIVE EXERCISE THEREOF, BUT SHALL CONTINUE AND BE EXERCISABLE FROM TIME TO TIME UNTIL THE FULL PAYMENT OF ALL AMOUNTS DUE FROM THE GUARANTOR TO THE LENDER HEREUNDER AND UNDER THE NOTE IS MADE.

THE GUARANTOR ACKNOWLEDGES THAT HE HAD THE ASSISTANCE OF LEGAL COUNSEL IN THE REVIEW AND EXECUTION OF THIS GUARANTY AND FURTHER ACKNOWLEDGE THAT THE MEANING AND EFFECT OF THE FOREGOING PROVISIONS CONCERNING CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO THE GUARANTOR BY SUCH COUNSEL.

13.  E-Sign. This guaranty may be executed in any number of counterparts and may be delivered via electronic mail (including ..pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes, each of which shall be deemed an original, and all of which together shall constitute one instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, Guarantor has duly executed this Unconditional Personal Guaranty as of _______ __, 2025.

Leonard Mazur

ACKNOWLEDGMENT

STATE OF NEW JERSEY	:
	:	SS
COUNTY OF ____________________	:

On the ___ day of ________, 2025, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Leonard Mazur, and being authorized to do so, executed the foregoing instrument for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires: